Filed pursuant to Rule 497(e)
Registration Nos. 333-221764; 811-23312

IMPACT SHARES TRUST I

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

January 26, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated October 27, 2023, as supplemented

This Supplement provides new and additional information regarding the Impact Shares NAACP Minority Empowerment ETF (the “Fund” or the “Minority ETF”). This Supplement should be read in conjunction with the above-referenced documents.

A Special Meeting of Fund Shareholders (the “Meeting”) was held on January 25, 2024, at the office of Impact Shares Corp. (“ISC”) located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas, 75225.

At the Meeting, shareholders of the Fund approved the appointment of Tidal Investment LLC (“Tidal”) as the investment adviser by approving a new investment advisory agreement between Impact Shares Trust I (the “Trust”) and Tidal, and an amendment to the Amended and Restated Investment Advisory Agreement among the Trust, Tidal and ISC, on behalf of the Fund.

Effective as of January 29, 2024, the following sections of the Summary Prospectus and statutory Prospectus pertaining to the Fund are hereby replaced with the following:

Portfolio Management

Tidal serves as investment adviser to the Fund and is responsible for overseeing the management and business affairs of the Fund. Impact Shares serves as the investment sub-adviser to the Fund and is responsible for selecting investments for the Fund’s portfolio consistent with the Fund’s investment objectives, policies, and restrictions. The portfolio managers for the Fund are Ethan Powell of Impact Shares, who has managed the Fund since its inception, and Qiao Duan and Charles Ragauss of Tidal (both responsible for trading execution and trade compliance), who became portfolio managers of the Fund in January 2024.

Portfolio Manager	Managed the Fund Since:	Title

Ethan Powell	July, 2018	President, Impact Shares

Qiao Duan	January, 2024	Portfolio Manager, Tidal

Charles Ragauss	January, 2024	Portfolio Manager, Tidal

The following section of the statutory Prospectus is hereby replaced with the following:

MANAGEMENT OF THE FUNDS

Tidal – Investment Adviser to the Women’s ETF and Minority ETF

Tidal Investments LLC (“Tidal”) serves as the investment adviser to the Women’s ETF and Minority ETF. Tidal, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012, and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of December 31, 2023, Tidal had assets under management of approximately

$11.3 billion and served as the investment adviser or sub-adviser for 157 registered funds. Under the Tidal Advisory Agreement (as defined below), Tidal has responsibility for overseeing the management and business affairs of the Women’s ETF and Minority ETF. Tidal places securities (and financial instrument) trades and selects the broker-dealers to effect those trades on behalf of the Women’s ETF and the Minority ETF. In addition, Tidal is responsible for oversight of Impact Shares solely in its capacity as investment sub-adviser to the Women’s ETF and Minority ETF.

As of the date of this prospectus, Tidal has no management or oversight responsibilities with respect to the Affordable Housing ETF.

Impact Shares – Sub-Adviser to the Minority ETF and Women’s ETF; Investment Adviser to the Affordable Housing ETF

Impact Shares, Corp. (“Impact Shares”) serves as the investment sub-adviser to the Minority ETF and Women’s ETF and investment adviser to the Affordable Housing ETF. The address of Impact Shares is 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. Impact Shares provides the day-to-day management of each Fund’s portfolio of securities and conducting investment research. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. As of June 30, 2023, Impact Shares had approximately $190,000,000 in assets under management.

Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

Impact Shares is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). With respect to the Minority ETF and the Women’s ETF (the “Equity ETFs”), Impact Shares intends to make charitable contributions to an Equity ETF’s relevant Partner Nonprofit equal to the excess, if any, of Impact Shares’ fees and profit share with respect to the relevant Equity ETF over Impact Shares’ operating expenses and a reserve for working capital. Impact Shares’ intent is to provide financial support to further the causes championed by each Partner Nonprofit. Due to the relatively small size of each Equity ETF, Impact Shares’ fees and profit share with respect to each Equity ETF have not yet exceeded its related operating expenses. Accordingly, Impact Shares has not yet made any such charitable contributions. There can be no assurance that Impact Shares’ fees and profit share with respect to an Equity ETF will exceed operating expenses in the future. For additional information see “Partner Nonprofits,” below.

CCM – Sub-Adviser to the Affordable Housing ETF

Impact Shares has engaged a sub-adviser, Community Capital Management, LLC. (“CCM”) to provide the day-to-day management of the portfolio of the Affordable Housing ETF. CCM is a registered investment adviser founded in November 1998, with headquarters at 261 N. University Drive, Suite 520, Fort Lauderdale, Florida 33324. CCM was originally organized to provide investment advice to other registered investment trusts and separate accounts. As of June 30, 2023, the Sub-Adviser had approximately $4.2 billion in assets under management.

Portfolio Managers

Minority ETF and Women’s ETF – Ethan Powell, of Impact Shares, and Qiao Duan and Charles A. Ragauss, portfolio managers for Tidal, are jointly and primarily responsible for the day-to-day management of the Minority ETF and Women’s ETF. Ms. Duan and Mr. Raguauss are responsible for trading execution and trade compliance.

Qiao Duan, CFA, of Tidal – Minority ETF and Women’s ETF

Qiao Duan serves as Portfolio Manager at Tidal, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

Charles Ragauss, CFA, of Tidal – Minority ETF and Women’s ETF

Mr. Ragauss serves as Portfolio Manager at Tidal, having joined Tidal in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Advisory and Sub-Advisory Agreements

Tidal Advisory Agreement for the Minority ETF

The Trust has entered into an investment advisory agreement with Tidal with respect to the Minority ETF (the “Tidal Advisory Agreement”). Subject to the terms of the Tidal Advisory Agreement, Tidal is responsible for overseeing the management and business affairs of the Minority ETF. Tidal also places securities (and financial instrument) trades on behalf of the Minority ETF and selects the broker-dealers to effect those trades. In addition, Tidal is responsible for general oversight of Impact Shares solely in its capacity as investment sub-adviser to the Minority ETF.

For the services provided to the Minority ETF under the Tidal Advisory Agreement, the Minority ETF pays Tidal an annual unitary fee, payable monthly, at the rate of 0.49% of its average daily net assets. Under a unitary management fee structure, the investment adviser bears all expenses of the Minority ETF (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as set forth in the advisory agreement. Under the Tidal Advisory Agreement the following exceptions apply: interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Women’s ETF under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses.

Impact Shares Sub-Advisory Amendment for the Minority ETF

The Trust and Impact Shares have entered into an amendment to the Amended and Restated Investment Advisory Agreement pursuant to which Impact Shares provides sub-advisory services to the Minority ETF (the “Impact Shares Sub-Advisory Amendment”). Subject to the terms of the Impact Shares Sub-Advisory Amendment, Impact Shares selects investments for the Minority ETF’s portfolio.

For its sub-advisory services to the Minority ETF, Impact Shares is entitled to receive a fee from Tidal, which fee is calculated daily and payable monthly, at an annual rate of 0.02% of the average daily net assets of Minority ETF. However, as Fund Sponsor, Impact Shares may be required to automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsorship Agreement Between Tidal and Impact Shares” below for more information.

Other Contractual Arrangements

Fund Sponsorship Agreement Between Tidal and Impact Shares for the Minority ETF and Women’s ETF

Tidal has entered into a fund sponsorship agreement with Impact Shares (the “Fund Sponsorship Agreement”) pursuant to which Impact Shares is a sponsor to the Minority ETF and Women’s ETF. Every month, unitary management fees for an Equity ETF are calculated and paid to Tidal, and Tidal retains a portion of the unitary management fees from Minority ETF and Women’s ETF. After Tidal has recouped a certain level of costs, Tidal has agreed to pay Impact Shares a portion of any remaining profits generated by the unitary management fee for Minority ETF and Women’s ETF.

If the amount of the unitary management fees for the Minority ETF and Women’s ETF exceeds the combination of: (i) Equity ETF’s operating expenses (including the sub-advisory fee payable to Impact Shares under the Impact Shares Sub-Advisory Amendment) and (ii) the Tidal-retained amount; that excess amount is considered “remaining profit.” In that case, once Tidal has recovered a certain level of costs, Tidal will pay a portion of the remaining profits to Impact Shares. During months when the funds generated by the unitary management fee are insufficient to cover the entire Impact Shares sub-advisory fee, that fee is automatically waived.

The following section of the SAI is hereby replaced with the following:

INVESTMENT ADVISORY SERVICES

Tidal Investments LLC (“Tidal”) serves as the investment adviser to the Minority ETF and Women’s ETF. Tidal, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in and has been managing investment companies since March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of December 31, 2023, Tidal had assets under management of approximately $11.3 billion and served as the investment adviser or sub-adviser for 157 registered funds. Under the investment advisory agreement between the Trust and Tidal with respect to the Minority ETF and Women’s ETF (the “Tidal Advisory Agreement”), Tidal is responsible for overseeing the management and business affairs of the Minority ETF and Women’s ETF. Tidal will place securities (and financial instrument) trades on behalf of the Minority ETF and Women’s ETF and select the broker-dealers to effect those trades. Tidal has no management or oversight responsibilities with respect to the Impact Shares Affordable Housing MBS ETF (the “Affordable Housing ETF”).

Pursuant to an amendment to the Amended and Restated Investment Advisory Agreement among Impact Shares, the Trust and Tidal, Impact Shares (the “Sub-Advisory Amendment”) serves as the investment sub-adviser to the Minority ETF and Women’s ETF and investment adviser to the Affordable Housing ETF. The address of Impact Shares is 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. Impact Shares provides the day-to-day management of each Fund’s portfolio of securities and conducting investment research. Organized in February 2014, Impact Shares is SEC-registered investment adviser. Impact Shares is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. As of June 30, 2023, Impact Shares had approximately $190,000,000 in assets under management.

Tidal Advisory Agreement for the Minority ETF

At the Meeting, the shareholders of the Minority ETF approved an investment advisory agreement with Tidal (the “Tidal Advisory Agreement”). The Tidal Advisory Agreement became effective on the same date. Subject to the terms of the Tidal Advisory Agreement, Tidal is responsible for overseeing the management and business affairs of the Minority ETF. Tidal also places securities (and financial instrument) trades on behalf of the Minority ETF and selects the broker-dealers to effect those trades. In addition, Tidal is responsible for general oversight of Impact Shares solely in its capacity as investment sub-adviser to the Minority ETF.

For the services provided to the Minority ETF under the Tidal Advisory Agreement, the Minority ETF pays Tidal an annual unitary fee, payable monthly, at the rate of 0.49% of its average daily net assets. Under a unitary management fee structure, the investment adviser bears all expenses of the Minority ETF (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as set forth in the advisory agreement. Under the Tidal Advisory Agreement, the following exceptions apply: interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Minority ETF under any distribution plan adopted pursuant to Rule 12b-1under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses.

The Tidal Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Tidal Advisory Agreement from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Tidal Advisory Agreement may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Minority ETF, on 60 days’ written notice to Tidal, or (iii) by Tidal, on 60 days’ written notice to the Trust.

Impact Shares Sub-Advisory Amendment for the Minority ETF

At the Meeting, the shareholders of the Minority ETF approved an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares (the “Impact Shares Sub-Advisory Amendment”). The Impact Shares Sub-Advisory Amendment became effective on the same date. Subject to the terms of the Impact Shares Sub-Advisory Amendment, Impact Shares became the investment sub-adviser to the Minority ETF and, in that capacity, will select investments for the Minority ETF’ portfolios consistent with each Equity ETF’s investment objectives, policies, and restrictions. In addition, Impact Shares will vote proxies for each of the Minority ETF. Tidal will retain trading responsibilities for the Minority ETF. The Impact Shares Sub-Advisory Amendment provides that Impact Shares shall exercise due care and diligence and use the same skill and care in providing its services thereunder as it uses in providing services to other investment companies, accounts and customers, but Impact Shares and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Impact Shares in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Impact Shares Sub-Advisory Amendment will remain in effect for an initial period of two years, unless sooner terminated. Thereafter, continuation of the Impact Shares Sub-Advisory Amendment from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Impact Shares Sub-Advisory Amendment may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Minority ETF, on 60 days’ written notice to Impact Shares, or (iii) by Impact Shares, on 60 days’ written notice to Tidal.

For its sub-advisory services to the Minority ETF, Impact Shares is entitled to receive a fee from Tidal, which fee is calculated daily and payable monthly, at an annual rate of 0.02% of the average daily net assets of Minority ETF. However, as Fund Sponsor, Impact Shares may be required to automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsorship Agreement Between Tidal and Impact Shares” below for more information.

Fund Sponsorship Agreement Between Tidal and Impact Shares for the Minority and Women’s ETFs

Tidal has entered into a fund sponsorship agreement with Impact Shares (the “Fund Sponsorship Agreement”) pursuant to which Impact Shares is a sponsor to the Minority ETF and Women’s ETF. Every month, unitary management fees for an Equity ETFs are calculated and paid to Tidal, and Tidal retains a portion of the unitary management fees from Minority ETF and Women’s ETF. After Tidal has recouped a certain level of costs, Tidal has agreed to pay Impact Shares a portion of any remaining profits generated by the unitary management fee for Minority ETF and Women’s ETF.

If the amount of the unitary management fees for the Minority ETF and Women’s ETF exceeds the combination of: (i) Minority and Women’s ETF’s operating expenses (including the sub-advisory fee payable to Impact Shares under the Impact Shares Sub-Advisory Amendment) and (ii) the Tidal-retained amount; that excess amount is considered “remaining profit.” In that case, once Tidal has recovered a certain level of costs, Tidal will pay a portion of the remaining profits to Impact Shares. During months when the funds generated by the unitary management fee are insufficient to cover the entire Impact Shares sub-advisory fee, that fee is automatically waived.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-844-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.